SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) :  December 18, 2001



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., (as depositor under the Pooling and Servicing Agreement, dated July 1, 2001, providing for the issuance of the Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C1).

                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-63752-01                13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


390 Greenwich Street
New York, New York                                                10013
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5635

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the
"Depositor"), Midland Loan Services, Inc. as master servicer ("Master Servicer"), ORIX Real Estate Capital Markets, LLC as special servicer (the "Special Servicer"), Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"), and The Chase Manhattan Bank to act as certificate administrator and tax administrator (the "Certificate Administrator and Tax Administrator") under the terms of the Agreement.

     On December 18, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 18, 2001, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Certificate Administrator, and
                                     Tax Administrator, under the Agreement
                                     referred to herein

Date: December 28, 2001              By:   /s/ Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on December 18, 2001

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 18, 2001

           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    December 18, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      PREPAYMENT            REALIZED
                                ORIGINAL      BEGINNING                               PREMIUMS/             LOSSES/    ENDING
               CURRENT PASS     FACE          PRINCIPAL                               YIELD MAINT           TRUST      PRINCIPAL
CLASS  CUSIP   THROUGH RATE     VALUE         BALANCE       PRINCIPAL      INTEREST   CHARGES     TOTAL     EXPENSES   BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1  79548CBF2   5.13700000%  50,000,000.00  47,411,985.34    808,427.32     202,962.81   0.00  1,011,390.13    0.00  46,603,558.02
A2  79548CBG0   6.22600000% 169,525,000.00 169,525,000.00          0.00     879,552.21   0.00    879,552.21    0.00 169,525,000.00
A3  79548CBH8   6.42800000% 514,049,000.00 514,049,000.00          0.00   2,753,589.14   0.00  2,753,589.14    0.00 514,049,000.00
B   79548CBJ4   6.58000000%  40,490,000.00  40,490,000.00          0.00     222,020.17   0.00    222,020.17    0.00  40,490,000.00
C   79548CBK1   6.72900000%  40,489,000.00  40,489,000.00          0.00     227,042.07   0.00    227,042.07    0.00  40,489,000.00
D   79548CBL9   6.83100000%  11,909,000.00  11,909,000.00          0.00      67,791.98   0.00     67,791.98    0.00  11,909,000.00
E   79548CBM7   6.31000000%  14,290,000.00  14,290,000.00          0.00      75,141.58   0.00     75,141.58    0.00  14,290,000.00
F   79548CBS4   6.40500000%  14,291,000.00  14,291,000.00          0.00      76,278.21   0.00     76,278.21    0.00  14,291,000.00
G   79548CBU9   6.78400000%  14,290,000.00  14,290,000.00          0.00      80,786.13   0.00     80,786.13    0.00  14,290,000.00
H   79548CBW5   6.13800000%  19,054,000.00  19,054,000.00          0.00      97,461.21   0.00     97,461.21    0.00  19,054,000.00
J   79548CBY1   6.13800000%  19,054,000.00  19,054,000.00          0.00      97,461.21   0.00     97,461.21    0.00  19,054,000.00
K   79548CCA2   6.13800000%   7,145,000.00   7,145,000.00          0.00      36,546.68   0.00     36,546.68    0.00   7,145,000.00
L   79548CCC8   6.13800000%   7,145,000.00   7,145,000.00          0.00      36,546.68   0.00     36,546.68    0.00   7,145,000.00
M   79548CCE4   6.13800000%   7,145,000.00   7,145,000.00          0.00      36,546.68   0.00     36,546.68    0.00   7,145,000.00
N   79548CCG9   6.13800000%   4,764,000.00   4,764,000.00          0.00      24,367.86   0.00     24,367.86    0.00   4,764,000.00
P   79548CCJ3   6.13800000%  19,054,295.00  19,054,295.00          0.00      97,462.71   0.00     97,462.71    0.00  19,054,295.00
R1  79548CCM6   0.00000000%           0.00           0.00          0.00           0.00   0.00          0.00    0.00           0.00
Y   79548CCL8   0.00000000%           0.00           0.00          0.00           0.00   0.00          0.00    0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                      952,694,295.00 950,106,280.34    808,427.32   5,011,557.33   0.00  5,819,984.65    0.00 949,297,853.02
-----------------------------------------------------------------------------------------------------------------------------------
X1  79548CBN5   0.66017900% 952,694,295.00 950,106,280.34          0.00     522,700.11   0.00    522,700.11    0.00 949,297,853.02
X2  79548CBQ8   0.99604100% 546,469,000.00 546,469,000.00          0.00     453,587.83   0.00    453,587.83    0.00 546,469,000.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
-----------------------------------------------------------------------------------------------------------------------------------
                     BEGINNINNG                                      PREPAYMENT                    REALIZED           ENDING
                     PRINCIPAL                                       PREMIUMS/YIELD                LOSSES/TRUST       PRINCIPAL
CLASS  CUSIP         FACTOR         PRINCIPAL        INTEREST        MAINT CHARGES      TOTAL      EXPENSES           FACTOR
-----------------------------------------------------------------------------------------------------------------------------------
A1   79548CBF2     948.23970680    16.16854640     4.05925620        0.00000000    20.22780260     0.00000000  932.07116040
A2   79548CBG0   1,000.00000000     0.00000000     5.18833334        0.00000000     5.18833334     0.00000000 1,000.00000000
A3   79548CBH8   1,000.00000000     0.00000000     5.35666666        0.00000000     5.35666666     0.00000000 1,000.00000000
B    79548CBJ4   1,000.00000000     0.00000000     5.48333342        0.00000000     5.48333342     0.00000000 1,000.00000000
C    79548CBK1   1,000.00000000     0.00000000     5.60750006        0.00000000     5.60750006     0.00000000 1,000.00000000
D    79548CBL9   1,000.00000000     0.00000000     5.69249979        0.00000000     5.69249979     0.00000000 1,000.00000000
E    79548CBM7   1,000.00000000     0.00000000     5.25833310        0.00000000     5.25833310     0.00000000 1,000.00000000
F    79548CBS4   1,000.00000000     0.00000000     5.33749983        0.00000000     5.33749983     0.00000000 1,000.00000000
G    79548CBU9   1,000.00000000     0.00000000     5.65333310        0.00000000     5.65333310     0.00000000 1,000.00000000
H    79548CBW5   1,000.00000000     0.00000000     5.11500000        0.00000000     5.11500000     0.00000000 1,000.00000000
J    79548CBY1   1,000.00000000     0.00000000     5.11500000        0.00000000     5.11500000     0.00000000 1,000.00000000
K    79548CCA2   1,000.00000000     0.00000000     5.11500070        0.00000000     5.11500070     0.00000000 1,000.00000000
L    79548CCC8   1,000.00000000     0.00000000     5.11500070        0.00000000     5.11500070     0.00000000 1,000.00000000
M    79548CCE4   1,000.00000000     0.00000000     5.11500070        0.00000000     5.11500070     0.00000000 1,000.00000000
N    79548CCG9   1,000.00000000     0.00000000     5.11500000        0.00000000     5.11500000     0.00000000 1,000.00000000
P    79548CCJ3   1,000.00000000     0.00000000     5.11499953        0.00000000     5.11499953     0.00000000 1,000.00000000
R1   79548CCM6       0.00000000     0.00000000     0.00000000        0.00000000     0.00000000     0.00000000     0.00000000
Y    79548CCL8       0.00000000     0.00000000     0.00000000        0.00000000     0.00000000     0.00000000     0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS             997.28347837     0.84856950     5.26040447        0.00000000     6.10897397     0.00000000   996.43490887
-----------------------------------------------------------------------------------------------------------------------------------
X1   79548CBN5     997.28347837     0.00000000     0.54865460        0.00000000     0.54865460     0.00000000   996.43490887
X2   79548CBQ8   1,000.00000000     0.00000000     0.83003396        0.00000000     0.83003396     0.00000000 1,000.00000000
-----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                                PEI HUANG
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-8651
                        EMAIL:  pei.yan.huang@chase.com

                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    December 18, 2001

Available Funds                                                                                     6,796,272.59

Principal Distribution Amount                                                                         808,427.32

Prepayment Interest Shortfall                                                                               0.00

Excess Interest                                                                                             0.00

Extraordinary Trust Fund Expenses                                                                           0.00


Interest Reserve Account

        Deposits                                                                                            0.00

        Withdrawals                                                                                         0.00



Balance  Information
-----------------------------------------------------------------------------------------------------------------------------------
GROUP   LOAN COUNT      SCHEDULED    BEGINNING      BEGINNING          BEGINNING       ENDING        ENDING              ENDING
            AT          BALANCE AT     LOAN         SCHEDULED          UNPAID          LOAN          SCHEDULED           UNPAID
      SECURITIZATION  SECURITIZATION   COUNT        BALANCE            BALANCE         COUNT         BALANCE             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
1           8          6,411,012.72       8     6,341,084.40        6,343,663.03         8      6,323,328.81         6,323,328.81
2         174        946,283,282.97     174   943,765,196.63      943,781,608.88       174    942,974,524.90       943,045,422.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    182        952,694,295.69     182   950,106,281.03      950,125,271.91       182    949,297,853.71       949,368,751.45
-----------------------------------------------------------------------------------------------------------------------------------




Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                             PERIOD            NUMBER          AGGREGATED        PERCENTAGE
                                                           PRINCIPAL BALANCE
                             ---------------------------------------------------------------
                               1 Month             0                  0.00       0.00000000%
                               2 Months            0                  0.00       0.00000000%
                               3+ Months           0                  0.00       0.00000000%
                              In Foreclosure       0                  0.00       0.00000000%
                                REO                0                  0.00       0.00000000%
                                Bankruptcies       0                  0.00       0.00000000%
                                TOTALS             0                  0.00       0.00000000%
                             ---------------------------------------------------------------

Percentage Preumiums/Yield Maintenance Charges
                             ---------------------------------------------------------------
                                CLASS               PREPAYMENT          YIELD MAINTENANCE
                                                     PREMIUM
                             ---------------------------------------------------------------
                             A1                       0.00                           0.00
                             A2                       0.00                           0.00
                             A3                       0.00                           0.00
                             B                        0.00                           0.00
                             C                        0.00                           0.00
                             D                        0.00                           0.00
                             E                        0.00                           0.00
                             F                        0.00                           0.00
                             G                        0.00                           0.00
                             H                        0.00                           0.00
                             J                        0.00                           0.00
                             K                        0.00                           0.00
                             L                        0.00                           0.00
                             M                        0.00                           0.00
                             N                        0.00                           0.00
                             P                        0.00                           0.00
                             X1                       0.00                           0.00
                             X2                       0.00                           0.00
                             R1                       0.00                           0.00
                             Y                        0.00                           0.00
                             TOTALS                   0.00                           0.00
                             ---------------------------------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   December 18, 2001

Advance Summary

        Principal & Interest Advances

                Master Servicer P&I Advances Made                                                               0.00

                Master Servicer Unreimbursed P&I Advances                                                 544,077.95

                Interest Accrued and Payable to Master Servicer in Respect of P&I Advances Made                 0.00

        Servicing Advances

                Current Servicing Advances                                                                      0.00

                Outstanding Servicing Advances                                                                  0.00

                Reimbursement of Interest on any Servicing Advances                                             0.00

Fee Summary

        Master Servicing Fees                                                                             113,385.59

        Special-Servicing Standby Fees                                                                          0.00

        Trustee Fees                                                                                        1,979.39

        Special Servicer Fee                                                                                    0.00

        Workout Fee                                                                                             0.00


Appraisal Reduction Amounts             ---------------------------------------------------
                                        LOAN NUMBER     APPRAISAL             APPRAISAL
                                                      REDUCTION EFFECTED   REDUCTION AMOUNT
                                                           DATE
                                        ---------------------------------------------------
                                           NONE
                                        ---------------------------------------------------

Interest Detail
----------------------------------------------------------------------------------------------------------------------------------
        CLASS         ACCRUED   PREPAYMENT    BEGINNING    INTEREST   TOTAL             CERTIFICATE         ENDING
                   CERTIFICATE   INTEREST     UNPAID       LOSS       INTEREST            INTEREST          UNPAID
                      INTEREST   SHORTFALL    INTEREST                PAYABLE           DISTRIBUTABLE       INTEREST
----------------------------------------------------------------------------------------------------------------------------------
A1                202,962.81          0.00          0.00           0.00    202,962.81     202,962.81         0.00
A2                879,552.21          0.00          0.00           0.00    879,552.21     879,552.21         0.00
A3              2,753,589.14          0.00          0.00           0.00  2,753,589.14   2,753,589.14         0.00
B                 222,020.17          0.00          0.00           0.00    222,020.17     222,020.17         0.00
C                 227,042.07          0.00          0.00           0.00    227,042.07     227,042.07         0.00
D                  67,791.98          0.00          0.00           0.00     67,791.98      67,791.98         0.00
E                  75,141.58          0.00          0.00           0.00     75,141.58      75,141.58         0.00
F                  76,278.21          0.00          0.00           0.00     76,278.21      76,278.21         0.00
G                  80,786.13          0.00          0.00           0.00     80,786.13      80,786.13         0.00
H                  97,461.21          0.00          0.00           0.00     97,461.21      97,461.21         0.00
J                  97,461.21          0.00          0.00           0.00     97,461.21      97,461.21         0.00
K                  36,546.68          0.00          0.00           0.00     36,546.68      36,546.68         0.00
L                  36,546.68          0.00          0.00           0.00     36,546.68      36,546.68         0.00
M                  36,546.68          0.00          0.00           0.00     36,546.68      36,546.68         0.00
N                  24,367.86          0.00          0.00           0.00     24,367.86      24,367.86         0.00
P                  97,462.72          0.00          0.02           0.00     97,462.74      97,462.71         0.03
X1                522,700.11          0.00          0.00           0.00    522,700.11     522,700.11         0.00
X2                453,587.83          0.00          0.00           0.00    453,587.83     453,587.83         0.00
R1                      0.00          0.00          0.00           0.00          0.00           0.00         0.00
Y                       0.00          0.00          0.00           0.00          0.00           0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
   TOTALS       5,987,845.28          0.00          0.02           0.00  5,987,845.30   5,987,845.27         0.03
----------------------------------------------------------------------------------------------------------------------------------




                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
